                     -------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                                SCHEDULE 13E-3

                       RULE 13e-3 TRANSACTION STATEMENT


      (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                         RIVERCHASE INVESTORS I, LTD.
                               (Name of Issuer)

                      Colonial Realty Limited Partnership
   John H. McClintock, Jr., James H. Pugh, Jr., Battery Park Capital Corp.,
            Thomas H. Lowder, James K. Lowder and Robert E. Lowder
                     (Name of Person(s) Filing Statement)

                     Units of Limited Partnership Interest
                        (Title of Class of Securities)
                                     None
                     (CUSIP Number of Class of Securities)

                               -----------------

         Charles A. McGehee               J. Warren Gorrell, Jr., Esq.
 Colonial Realty Limited Partnership      Joseph G. Connolly, Jr., Esq.
        2101 6th Avenue North                Hogan & Hartson L.L.P.
               Suite 750                      555 13th Street, N.W.
       Birmingham, Alabama 35203           Washington, D.C.  20004-1109
                                                  (202) 637-5600

(Name, Address and Telephone Number of Persons Authorized to Receive Notices and
             Communications on Behalf of Persons Filing Statement)

  This statement is filed in connection with (check the appropriate box):

  a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

  b. [_] The filing of a registration statement under the Securities Act of 1933.

  c. [_] A tender offer.

  d. [_] None of the above.

  Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [_]


                           Calculation of Filing Fee
--------------------------------------------------------------------------------
         Transaction Valuation (1)            Amount of Filing Fee (1)
                $8,480,000                             $1,696
--------------------------------------------------------------------------------

(1) Determined in accordance with Rule 0-11(c) of the Securities Exchange Act of 1934. The fee was computed on the basis of the aggregate dollar amount proposed to be paid by Colonial Realty Limited Partnership, a subsidiary of Colonial Properties Trust, for substantially all of the assets of the Issuer.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of Filing.

          Amount Previously Paid:      $1,696
          Form or Registration No.:    Schedule 14A

          Filing Party:                Colonial Realty Limited Partnership

          Date Filed:                  November 10, 1997

          -------------------------------------------------------------

                             CROSS REFERENCE SHEET
                             ---------------------

       The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Schedule 14A filed by Colonial Realty Limited Partnership, John H. McClintock, Jr., James H. Pugh, Jr., Battery Park Capital Corp., Thomas H. Lowder, James K. Lowder and Robert E. Lowder with the Securities and Exchange Commission on the date hereof, of the information required to be included in response to the items of this statement. The information in the Schedule 14A, which is attached hereto as Exihibit 17(d), is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Schedule 14A.


Item in                                  Where Located in
Schedule 13E-3                           Schedule 14A
--------------                           ------------
Item 1(a)...............        Notice to Unitholders
Item 1(b)...............        "VOTING RIGHTS AND INFORMATION--Record Date"
Items 1(c)-(f)..........        Not applicable
Items 2(a)-(g)..........        "SPECIAL FACTORS--Background of the Sale"
Item 3(a)(1)............        Not applicable
Item 3(a)(2)............        "SUMMARY," "SPECIAL FACTORS--Background of the
                                Sale," "--Purpose of the Sale," "--Alternatives
                                Considered," "--Determination of the Purchase
                                Price"
Item 3(b)...............        Not applicable
Item 4(a)...............        "SUMMARY," "SPECIAL FACTORS," "THE AMENDMENT
                                PROPOSAL," "THE SALE PROPOSAL," "DISTRIBUTION OF
                                SALE PROCEEDS AND DISSOLUTION OF PARTNERSHIP,"
                                "SPECIAL CONSIDERATIONS," "FEDERAL INCOME TAX
                                CONSIDERATIONS"
Item 4(b)...............        "SUMMARY," "SPECIAL FACTORS--Interests of
                                Certain Persons; Potential Conflicts of
                                Interest"
Item 5(a), (d)-(g)......        "SUMMARY," "SPECIAL FACTORS--Plans for the
                                Partnership; Certain Effects of the Sale,"
                                "DISTRIBUTION OF SALE PROCEEDS AND DISSOLUTION
                                OF PARTNERSHIP"
Item 5(b)-(c)...........        Not applicable
Item 6(a)...............        "SUMMARY," "SPECIAL FACTORS--Determination of
                                the Purchase Price"
Item 6(b)...............        "SPECIAL FACTORS--Opinion of Stanger," "VOTING
                                RIGHTS AND INFORMATION"
Item 6(c)(1) and (c)(2).        "SUMMARY," "SPECIAL FACTORS--Determination of
                                the Purchase Price"
Item 6(d)...............        Not applicable
Item 7(a)...............        "SPECIAL FACTORS--Purpose of the Sale"
Item 7(b)...............        "SPECIAL FACTORS--Background of the Sale,"
                                "--Alternatives Considered," "SPECIAL
                                CONSIDERATIONS--No Acceptable Third-Party Bids
                                Received"
Item 7(c)...............        "SPECIAL FACTORS"
Item 7(d)...............        "SPECIAL FACTORS--Plans for the Partnership;
                                Certain Effects of the Sale," "SPECIAL

                                CONSIDERATIONS," "FEDERAL INCOME TAX
                                CONSIDERATIONS"
Item 8(a)-(b)...........        "SUMMARY," "SPECIAL FACTORS--Determination of
                                the Purchase Price," "--Position of the General
                                Partners; Fairness of the Proposed Sale,"
                                "SPECIAL CONSIDERATIONS--Sale Contract Not
                                Negotiated at Arms Length," "--Potential
                                Conflicts of Interest of the General Partners"
Item 8(c)...............        "SUMMARY," VOTING RIGHTS AND INFORMATION"
Item 8(d)...............        "SPECIAL FACTORS--Purpose of the Sale," "--
                                Determination of the Purchase Price"
Item 8(e)...............        "SPECIAL FACTORS--Determination of the Purchase
                                Price"
Item 8(f)...............        "SPECIAL FACTORS--Background of the Sale," "--
                                Alternatives Considered"
Item 9(a)-(c)...........        "SUMMARY," SPECIAL FACTORS--Determination of the
                                Purchase Price," "--Position of the General
                                Partners; Fairness of the Proposed Sale," "--
                                Opinion of Stanger," "--Position of Colonial and
                                the Operating Partnership Regarding Fairness of
                                the Proposed Sale," SPECIAL CONSIDERATIONS--
                                Sales Contract Not Negotiated at Arm's Length"
Item 10(a)..............        "SUMMARY," "SPECIAL FACTORS--Interests of
                                Certain Persons; Potential Conflicts of
                                Interest," "VOTING RIGHTS AND INFORMATION--
                                Record Date"
Item 10(b)..............        Not applicable
Item 11.................        Not applicable
Item 12(a)..............        "SUMMARY," "SPECIAL FACTORS--Interests of
                                Certain Persons; Potential Conflicts of
                                Interest," "VOTING RIGHTS AND INFORMATION--
                                Record Date"
Item 12(b)..............        "SUMMARY," "SPECIAL FACTORS--Position of the
                                General Partners; Fairness of the Proposed Sale"
Item 13(a)-(b)..........        "SPECIAL CONSIDERATIONS--No Appraisal Rights"
Item 13(c)..............        Not applicable
Item 14(a)..............        "SELECTED FINANCIAL INFORMATION"
Item 14(b)..............        "SPECIAL FACTORS--Background of the Sale," "--
                                Plans for the Partnership; Certain Effects of
                                the Sale," "DISTRIBUTION OF SALE PROCEEDS AND
                                DISSOLUTION OF PARTNERSHIP"
Item 15(a)..............        "SUMMARY," "VOTING RIGHTS AND INFORMATION"
Item 15(b)..............        "SUMMARY," "SPECIAL FACTORS--Opinion of
                                Stanger,"
Item 16.................        All information in the Consent Solicitation
                                Statement and Notice to Unitholders
Item 17.................        Exhibits and Schedules to the Consent
                                Solicitation Statement

                                  SIGNATURES

       After due inquiry, and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

                                 John H. McClintock, Jr.

                                 James H. Pugh, Jr.

                                 Battery Park Capital Corp.

                                 Thomas H. Lowder

                                 James K. Lowder

                                 Robert E. Lowder

                                 GENERAL PARTNERS


Date: November 10, 1997          By:  /s/
      -----------                   --------------------------
                                    Thomas A. Lowder
                                    Attorney-in-Fact


                                 Colonial Realty Limited Partnership

                                 By: Colonial Properties Holding Company, Inc. Its General Partner


Date: November 10, 1997          By:  /s/
      -----------                   --------------------------
                                    Charles A. McGehee
                                    Executive Vice President